SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                      _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) June 11, 1996
                                                 ----------------------


                              Marker International
             -------------------------------------------------------

             (Exact name of registrant as specified in its charter)


          Utah                          0-24556                 87-0372759
- -------------------------------        ----------              -------------
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation)                        File Number)              ID Number)


 2300 South 1070 West, Salt Lake City, Utah                         84119
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (801) 972-2100
                                                                --------------


                        N/A
- ----------------------------------------------------------------
(Former name or former address, if changed since last report)































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Item 5.   Other Events
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     On June 11, 1996, the Registrant entered into an agreement (the "Purchase
Agreement") with Lucio Roffi and Gregor Furrer & Partner Holding AG ("GF") whereby the Registrant will purchase an aggregate of 270 shares of DNR Sportsystem Ltd., a privately-held Swiss corporation ("DNR"), from Mr. Roffi and GF for a purchase price of CHF 73,241.41 per share (U.S. $61,034.51), or a total purchase price of CHF 19,775,180.70 (U.S. $16,479,317.25). In addition, on June 11, 1996, the Registrant and Mr. Roffi entered into a letter agreement (the "Letter Agreement"), whereby the Registrant will acquire an additional 60 shares of DNR, or 10% of the total outstanding shares thereof, from Mr. Roffi for the same per share purchase price as set forth in the Purchase Agreement, or a total purchase price of CHF 4,394,484.60 (U.S. $3,662,070.50). The U.S. dollar amounts are based on a conversion rate of CHF 1.20 per U.S. $1.00, which was the approximate conversion rate on March 31, 1996, the end of the Registrant's last fiscal year.

     The Registrant, which currently owns 150 shares, or 25% of the outstanding shares, of DNR will hold an 80% interest in DNR upon consummation of the transactions contemplated in the Purchase Agreement and the Letter Agreement. Mr. Roffi and GF each intend to sell 165 shares of DNR to the Registrant and following the acquisitions will each hold a 10% interest in DNR. The Registrant expects to consummate the acquisitions on or before June 26, 1996.

     On June 12, 1996, the Registrant also issued the news release set forth as
Exhibit 20(a) hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

2(a) Share Purchase and Shareholders Agreement among Lucio Roffi, Gregor Furrer & Partner Holding AG and Marker International, dated June 11, 1996.

2(b) Letter Agreement between Lucio Roffi and Marker International, dated June 11, 1996.

20(a)     News Release, dated June 12, 1996.


































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






                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MARKER INTERNATIONAL


                                   By:/s/ Brad Stewart
                                      --------------------------------
                                      Name:  Brad Stewart
                                      Title: Chief Financial Officer




Dated: June 19, 1996

                                  EXHIBIT INDEX


                                             Sequentially
Exhibit        Description                   Numbered Page
- -------        -----------                   -------------


2(a)           Share Purchase and Share-
               holders Agreement among
               Lucio Roffi, Gregor
               Furrer & Partner Holding
               AG and Marker International,
               dated June 11, 1996

2(b)           Letter Agreement between Lucio
               Roffi and Marker International,
               dated June 11, 1996

20(a)          News Release, dated
               June 5, 1996




















































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